UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    September 8, 2006

Merge Technologies Incorporated

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-29486	39-1600938
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (414) 977-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 8, 2006, Merge Technologies Incorporated (the “Registrant”) received a written notification from the staff of The Nasdaq Stock Market stating that the NASDAQ Listing Qualifications Panel has determined to continue the listing of the Registrant’s common stock on the NASDAQ Global Market.

A copy of the Registrant’s press release with respect to this matter is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release of the Registrant dated September 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

By:	/s/ Kenneth D. Rardin
Kenneth D. Rardin
President and Chief Executive Officer

Dated: September 11, 2006

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press Release of the Registrant dated September 11, 2006.